DEVELOPMENT AGREEMENT

THIS DEVELOPMENT AGREEMENT (this "Agreement"), dated as of July 1, 2010 (the "Effective Date"), is made by and between INCURON, a limited liability company organized under the laws of the Russian Federation ("RusCo"), and Cleveland BioLabs, Inc., a Delaware corporation ("CBLI").

RECITALS

WHEREAS, RusCo wishes to retain CBLI to perform certain services and CBLI desires to provide such services upon the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the covenants and representations contained herein, the parties agree as follows:

1. SERVICES.

1.1 Services Provided; Statements of Work. CBLI shall provide services ("Services") in accordance with this Agreement and the individual Statements of Work as may be mutually agreed to in writing from time to time during the term of this Agreement, which shall be attached hereto and incorporated by reference ("Statement(s) of Work"). Each Statement of Work shall set forth a detailed scope of work to be performed including any milestones and delivery dates, obligations of each party in respect of performance of the Services, the nature and content of any reports and the procedures to be followed in connection with performance of Services, as applicable, and such other terms and conditions upon which the parties mutually agree. This Agreement does not by itself commit RusCo to purchase, or CBLI to provide, any Services. Rather, this Agreement merely sets forth the terms and conditions that will govern the provision of Services to RusCo by CBLI as a result of the execution of a Statement of Work by RusCo and CBLI. In the event of a conflict between this Agreement and a Statement of Work, the provisions of the Statement of Work shall control

СОГЛАШЕНИЕ О РАЗРАБОТКАХ

НАСТОЯЩЕЕ СОГЛАШЕНИЕ О РАЗРАБОТКАХ (настоящее «Соглашение») от «1» июля 2010 г. («Дата вступления в силу») заключено между обществом с ограниченной ответственностью «ИНКУРОН», образованным в соответствии с законодательством Российской Федерации («компания «ИНКУРОН»»), и корпорацией «Кливленд Биолабс, Инк.», учрежденной в штате Делавэр («компания «КБЛИ»»).

ВСТУПИТЕЛЬНАЯ ЧАСТЬ

ПОСКОЛЬКУ компания «ИНКУРОН» намерена получать от компании «КБЛИ» определенные услуги, а компания «КБЛИ» намерена оказывать такие услуги на условиях, изложенных в настоящем Соглашении,

СЛЕДОВАТЕЛЬНО, за надлежащее и имеющее ценность вознаграждение, факт получения и достаточность которого подтверждается настоящим Соглашением, а также с учетом ручательств и гарантий, изложенных в настоящем Соглашении, стороны договариваются о следующем:

1. УСЛУГИ

1.1 Оказываемые услуги; Технические задания. Компания «КБЛИ» оказывает услуги («Услуги») в соответствии с настоящим Соглашением, а также отдельными Техническими заданиями, время от времени взаимно согласуемыми в письменной форме в течение срока действия настоящего Соглашения, прилагаемыми к настоящему Соглашению и включаемыми в настоящее Соглашение при помощи ссылок («Техническое задание(-я)»). В каждом Техническом задании подробно излагается объем предстоящих работ с указанием контрольных сроков и дат доставки, обязательства каждой из сторон в отношении оказания Услуг, характер и содержание отчетов и методов работы, которые должны соблюдаться в связи с оказанием Услуг, в зависимости от ситуации, а также другие взаимно согласованные сторонами сроки и условия. Настоящее Соглашение само по себе не обязывает компанию «ИНКУРОН» покупать, а компанию «КБЛИ» оказывать любые Услуги. В настоящем Соглашении лишь излагаются

with regard to the conflict.

сроки и условия, в соответствии с которыми будет осуществляться оказание Услуг компании «ИНКУРОН» со стороны компании «КБЛИ» в результате выполнения Технического задания компанией «ИНКУРОН» и компанией «КБЛИ». В случае возникновения расхождений между настоящим Соглашением и Техническим заданием преимущественную силу имеют положения Технического задания.

1.2 Project Managers. Each party shall designate a qualified project manager ("Project Manager") as the single point of contact with respect to all matters relating to this Agreement, and who will be responsible for assigning, scheduling and supervising such party's personnel. The identity of the Project Managers may be changed upon five (5) days written notice to the other party.

1.2 Руководители проектов. Каждая из сторон назначает квалифицированного руководителя проекта («Руководитель проекта») в качестве единственного контактного лица по всем вопросам, связанным с настоящим Соглашением, которое также будет нести ответственность за назначение, планирование и контроль за персоналом данной стороны. Личность Руководителя проекта может быть изменена через пять (5) дней после направления соответствующего уведомления другой стороне.

2. CHANGES.

2. ИЗМЕНЕНИЯ

2.1 Change Statement. CBLI and RusCo anticipate that changes to the Services, including additional work ("Change(s)"), may be deemed necessary or desirable by the parties. A Change shall be effective only upon a written, dated agreement executed by both parties and attached to this Agreement ("Change Statement"). The written Change Statement shall set forth in detail: (a) the Change requested, including all modifications of the duties of the parties; (b) the reason for the Change; (c) the cost, if any, to RusCo of the Change; and (d) a detailed analysis of the impact of the Change on the results of the Services and time for completion of the Services, including the impact on all milestones and delivery dates.

2.1 Акт о внесении изменений. Компания «КБЛИ» и компания «ИНКУРОН» предполагают, что для сторон может быть необходимо или желательно внесение изменений в услуги, в том числе в дополнительные работы («Изменение(-я)»). Изменение вступает в силу только после письменного оформления обеими сторонами соглашения с указанием даты и приложения его к настоящему Соглашению («Акт о внесении изменений»). В письменном Акте о внесении изменений подробно указываются следующие данные: (а) запрашиваемое Изменение, в том числе все изменения обязанностей сторон; (b) основание для данного Изменения; (c) расходы для компании «ИНКУРОН», связанные с данным Изменением, если таковые имеются; и (d) подробный анализ влияния данного Изменения на результаты Услуг и время завершения Услуг, в том числе влияния на все контрольные сроки и даты доставки.

2.2 Procedure. If either party desires a Change, that party's Project Manager shall submit to the Project Manager for the other party a proposed Change Statement. If the party receiving the Change Statement does not accept the Change Statement within ten (10) days, the party receiving the Change Statement shall be deemed to have rejected the Change Statement. If the parties cannot reach agreement on a proposed Change, CBLI shall nevertheless continue to render

2.2 Методика. Если любая из сторон намерена внести Изменение, Руководитель проекта данной стороны подает Руководителю проекта другой стороны соответствующий Акт о внесении изменения. Если сторона, получившая Акт о внесении изменения, не принимает данный Акт о внесении изменения в течение десяти (10) дней, то сторона, получившая Акт о внесении изменения, считается отклонившей Акт о внесении

performance under this Agreement and the applicable Statement of Work in accordance with its unchanged terms and conditions.

изменения. Если стороны оказываются не в состоянии достичь соглашения по предлагаемому Изменению, компания «КБЛИ», тем не менее, продолжает выполнять свои обязательства по настоящему Соглашению и соответствующему Техническому заданию в соответствии с его условиями, не претерпевшими изменений.

3. **COMPLIANCE WITH LAWS.** In the performance of Services, each party shall comply with all federal, state, county, municipal and local laws, statutes, ordinances, orders, codes, rules and regulations applicable to the Services.

3. **СООТВЕТСТВИЕ ЗАКОНОДАТЕЛЬСТВУ.** В ходе оказания Услуг каждая из сторон обязана соблюдать все федеральные, государственные, окружные, муниципальные и местные законы, законодательные акты, распоряжения, приказы, своды требований, правила и нормы, применимые к Услугам.

4. **ACCEPTANCE.** Acceptance tests, as applicable, and acceptance criteria, if any, shall be described in the applicable Statement of Work. Upon satisfactory completion of the acceptance tests for each Statement of Work, parties confirm the Services rendered by signing a Deed of Acceptance.

4. **ПРИЕМКА.** Применимые приемосдаточные испытания и критерии приемки, если таковые имеются, указываются в соответствующем Техническом задании. По проведении применимых приемосдаточных испытаний оказанные услуги принимаются по Акту оказания услуг.

5. **OWNERSHIP.** Except as otherwise expressly agreed in a Statement of Work or as otherwise agreed in writing, as between RusCo and CBLI, RusCo shall have exclusive ownership of all works, inventions, discoveries, ideas, improvements, processes, methods of manufacture, compositions, know-how, products, data, reports, or other materials resulting from the performance of the Services, including without limitation all intellectual property rights therein, including all worldwide copyrights, trademarks, service marks, patents and patent rights, and trade secrets therein (collectively "Developed Intellectual Property"); provided however, that the Developed Intellectual Property shall not include proprietary property and intellectual property of CBLI existing prior to the date of, or independent of the performance of, this Agreement or a Statement of Work. By this Agreement, CBLI agrees to assign, and hereby transfers, conveys, and assigns to RusCo any rights CBLI might have in the Developed Intellectual Property and agrees to execute all other documents that may be necessary to effectuate, memorialize, or record the transfer, conveyance and assignment and RusCo's ownership of the Developed Intellectual Property.

5. **ПРАВО СОБСТВЕННОСТИ.** Если в Техническом задании в прямой форме не установлено иное или если иное не согласовано в письменной форме между компанией «ИНКУРОН» и компанией «КБЛИ», компания «ИНКУРОН» обладает исключительным правом собственности на все работы, изобретения, открытия, идеи, улучшения, методики, способы производства, композиции, ноу-хау, продукты, данные, отчеты или другие материалы, полученные в результате оказания Услуг, в том числе все права интеллектуальной собственности на них, включая все связанные с ними действующие во всех странах мира авторские права, торговые марки, знаки обслуживания, патенты и патентные права, а также коммерческие тайны (совместно именуемые «Разработанная интеллектуальная собственность»); при этом, однако, Разработанная интеллектуальная собственность не включает запатентованную собственность и интеллектуальную собственность компании «КБЛИ», существовавшую до даты выполнения настоящего Соглашения или Технического задания или независимо от них. Настоящим Соглашением компания «КБЛИ» обязуется переуступить, передает и переуступает компании «ИНКУРОН» любые права, которые могут иметься у компании «КБЛИ» в отношении Разработанной интеллектуальной собственности, а также обязуется оформить все

прочие документы, которые могут быть необходимы для введения в силу, фиксации или регистрации такой передачи или переуступки, а также права собственности компании «ИНКУРОН» на Разработанную интеллектуальную собственность.

6. PAYMENTS.

6.1 Payment for Services. In consideration of the Services performed under this Agreement, RusCo agrees to pay CBLI the amounts, including travel time, and in accordance with the terms set forth in the applicable Statement of Work. Unless otherwise specified in the applicable Statement of Work, all amounts under this Section 6 shall be payable within thirty (30) days of the date of invoice from CBLI. Invoices remaining unpaid thereafter shall be subject to interest at the rate of one and one half percent (1.5%) per month or the maximum rate allowed by law, whichever is less.

6.2 Taxes. RusCo agrees to pay all present or future sales, excise, use, value-added or other similar taxes or duties (not including taxes or duties on the income of CBLI) levied or based on payments made pursuant to this Agreement. All abovementioned taxes or duties shall be included into the price of Services and reflected in Invoices submitted by CBLI.

6.3 Out of Pocket Expenses. All reasonable out-of-pocket expenses incurred by CBLI including expenses for meals, lodging and travel arising from the performance of Services under this Agreement shall be paid by RusCo, payable as set forth in Section 6.1.

6. ОПЛАТА

6.1 Оплата Услуг. В качестве вознаграждения за Услуги, оказываемые по настоящему Соглашению, компания «ИНКУРОН» обязуется выплачивать компании «КБЛИ» суммы, в том числе командировочные, в соответствии с условиями, изложенными в соответствующем Техническом задании. Если в соответствующем Техническом задании не определено иное, все суммы, предусмотренные настоящим Разделом 6, подлежат оплате в течение тридцати (30) дней с даты выставления счета компанией «КБЛИ». По счетам, остающимся не оплаченными впоследствии, начисляются проценты по ставке полтора процента (1,5%) в месяц или по максимальной ставке, разрешенной действующим законодательством, в зависимости от того, какая из данных цифр меньше.

6.2 Налоги. Компания «ИНКУРОН» обязуется оплачивать все текущие или будущие налоги с продаж, акцизные налоги, налоги на пользование, налоги на добавленную стоимость или другие аналогичные налоги или пошлины (не включая налоги или пошлины на доход компании «КБЛИ»), налагаемые или основанные на выплатах, осуществляемых по настоящему Соглашению. Все текущие или будущие налоги с продаж, акцизные налоги, налоги на пользование, налоги на добавленную стоимость или другие аналогичные налоги или пошлины должны быть включены в стоимость услуг и отражены в счетах, выставляемых компанией «КБЛИ».

6.3 Текущие расходы. Все обоснованные текущие расходы, понесенные компанией «КБЛИ», в том числе расходы на питание, проживание и дорожные расходы, возникающие в результате оказания Услуг по настоящему Соглашению, оплачиваются компанией «ИНКУРОН» в соответствии с положениями Раздела 6.1.

7. TERM; TERMINATION.

7.1 Term. Unless earlier terminated pursuant to this Section 7, this Agreement shall have an initial term of two (2) years commencing on the Effective Date and shall thereafter automatically renew for additional successive terms of one (1) year each unless either party gives notice to the other of its intention not to renew this Agreement at least sixty (60) days prior to the expiration of the then current term; provided, however, in the case of such non-renewal, this Agreement will remain in effect for any Statement of Work in force as of the date of such expiration for the remaining term of such Statement of Work. Each Statement of Work shall commence on the date set forth therein, and shall terminate upon completion of the Services set forth in such Statement of Work, unless earlier terminated pursuant to this Section 7.

7.2 Termination for Default. Either party (the "Non-Breaching Party") may terminate this Agreement and/or an individual Statement of Work if the other party (the "Breaching Party") has materially breached or defaulted in the performance of any of its material obligations under this Agreement or a Statement of Work, and such default shall has continued for sixty (60) days after written notice thereof was provided to the Breaching Party by the Non-Breaching Party referencing this Section 7.2 and specifying such breach. Any such termination shall become effective at the end of such sixty (60)-day period unless the Breaching Party has cured any such breach or default prior to the expiration of such sixty (60)-day period.

7.3 Rights Upon Termination. Upon an uncured breach, the Non-Breaching Party may, except as limited by this Agreement, seek all legal and equitable remedies to which it is entitled, including without limitation injunctive relief. The remedies set forth herein shall be deemed cumulative and not exclusive and may be exercised by the Non-Breaching Party, successively or concurrently, in addition to any other remedies

7. СРОК ДЕЙСТВИЯ; ПРЕКРАЩЕНИЕ ДЕЙСТВИЯ

7.11 Срок действия. Кроме случаев досрочного расторжения в соответствии с настоящим Разделом 7, первоначальный срок действия настоящего Соглашения составляет два (2) года, начиная с Даты вступления в силу, и впоследствии автоматически продлевается каждый раз на срок в один (1) год, если любая из сторон не направит другой стороне письменное уведомление о своем намерении не продлевать настоящее Соглашение не позднее, чем за шестьдесят (60) дней до окончания текущего срока действия; при этом в случае такого отказа от продления настоящее Соглашение сохраняет силу применительно к любому Техническому заданию, действующему по состоянию на дату такого окончания срока действия на оставшийся срок действия данного Технического задания. Каждое Техническое задание вступает в силу в указанную в нем дату и теряет силу в момент завершения Услуг, указанных в данном Техническом задании, кроме случаев досрочного расторжения в соответствии с настоящим Разделом 7.

7.2 Расторжение вследствие невыполнения обязательств. Любая из сторон («Добросовестная сторона») вправе расторгнуть настоящее Соглашение и/или отдельное Техническое задание, если другая сторона («Нарушающая сторона») существенным образом нарушила или не выполнила какие-либо из своих существенных обязательств по настоящему Соглашению или Техническому заданию, и такое нарушение продлилось шестьдесят (60) дней с момента направления Добросовестной стороной Нарушающей стороне письменного уведомления о нем со ссылкой на настоящий Раздел 7.2 и с указанием на такое нарушение. Любое подобное расторжение вступает в силу по окончании срока в шестьдесят (60) дней, если Нарушающая сторона не исправит такое нарушение или невыполнение до окончания такого срока в шестьдесят (60) дней.

7.3 Права после прекращения действия. После неисправленного нарушения Добросовестная сторона вправе, с учетом ограничений, предусмотренных настоящим Соглашением, прибегать ко всем средствам судебной защиты по закону и по праву справедливости, на которые она имеет право, в том числе к судебному запрещению. Указанные в настоящем Соглашении средства судебной

available to it. Upon termination by CBLI for RusCo's default, all amounts under this Agreement shall become immediately due and payable.

защиты считаются кумулятивными и неисключительными и могут применяться Добросовестной стороной последовательно или одновременно, в дополнение к любым другим имеющимся у нее средствам судебной защиты. После расторжения настоящего Соглашения со стороны компании «КБЛИ» ввиду нарушения обязательств компанией «ИНКУРОН» все суммы, предусмотренные настоящим Соглашением, подлежат немедленному погашению.

7.4 Duties Upon Termination. Upon termination of this Agreement, each party shall return to the other any Confidential Information in its possession belonging to such other party.

7.4 Обязанности после прекращения действия. После прекращения действия настоящего Соглашения каждая из сторон возвращает другой стороне имеющуюся в ее распоряжении Конфиденциальную информацию, принадлежащую другой стороне.

8. RELATIONSHIP OF THE PARTIES. The relationship of the parties established by this Agreement is solely that of independent contractors, and nothing contained in this Agreement shall be construed to (a) give any party the power to direct and control the day-to-day activities of the other; (b) constitute such parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking; or (c) make either party an agent of the other for any purpose whatsoever. Neither party nor their agents or employees are the representatives of the other for any purpose, and neither has power or authority to act as agent, employee to represent, to act for, bind, or otherwise create or assume any obligation on behalf of the other.

8. ОТНОШЕНИЯ СТОРОН. Отношения сторон, установленные в силу настоящего Соглашения, представляют собой исключительно отношения независимых подрядчиков, и ни одно из положений настоящего Соглашения не должно рассматриваться как: (a) предоставляющее любой из сторон право на управление и контроль за текущей деятельностью другой стороны; (b) придающее данным сторонам статус партнеров, совместных предприятий, совладельцев и т.п. в качестве участников общего или совместного предприятия; или (c) придающее любой из сторон статус агента другой стороны в каких бы то ни было целях. Ни одна из сторон, равно как и их агенты или сотрудники, не является представителем другой стороны в каких бы то ни было целях, а также не имеет прав или полномочий выступать в качестве агента, сотрудника, представлять интересы, выступать от имени, связывать обязательствами или иным образом создавать или принимать обязательства от имени другой стороны.

9. WARRANTY; LIMITATION OF LIABILITY.

9.1 Limited Warranty. CBLI warrants and represents that the Services performed hereunder shall be performed in a professional manner and by qualified staff. This warranty shall extend for a period of one (1) year after the completion of the Services in question under a Statement of Work, and any warranty claims must be made within this period. THE FOREGOING LIMITED EXPRESS WARRANTY IS THE ONLY WARRANTY MADE BY CBLI UNDER OR WITH REPSECT TO THIS AGREEMENT,

9. ГАРАНТИЯ; ОГРАНИЧЕНИЕ ОТВЕТСТВЕННОСТИ

9.1 Ограниченная гарантия. Компания «КБЛИ» гарантирует и ручается, что Услуги, оказываемые по настоящему Соглашению, оказываются профессионально и силами квалифицированного персонала. Данная гарантия распространяется на срок в один (1) год с момента завершения данных Услуг согласно Техническому заданию; любые претензии по гарантии должны быть поданы в течение указанного срока. ВЫШЕИЗЛОЖЕННАЯ ОГРАНИЧЕННАЯ

AND THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ПРЯМАЯ ГАРАНТИЯ ЯВЛЯЕТСЯ ЕДИНСТВЕННОЙ ГАРАНТИЕЙ, ПРЕДОСТАВЛЯЕМОЙ КОМПАНИЕЙ «КБЛИ» В РАМКАХ ИЛИ В ОТНОШЕНИИ НАСТОЯЩЕГО СОГЛАШЕНИЯ; ПРИ ЭТОМ ОТСУТСТВУЮТ КАКИЕ-ЛИБО ДРУГИЕ ГАРАНТИИ, КАК ПРЯМЫЕ, ТАК И ПОДРАЗУМЕВАЕМЫЕ, В СИЛУ ДЕЙСТВИЯ ЗАКОНА И ДРУГИЕ, В ТОМ ЧИСЛЕ ЛЮБЫЕ ПОДРАЗУМЕВАЕМЫЕ ГАРАНТИИ ТОВАРНОГО СОСТОЯНИЯ ИЛИ ПРИГОДНОСТИ ДЛЯ КОНКРЕТНОЙ ЦЕЛИ.

9.2 Remedy for Breach of Warranty. RusCo's sole and exclusive remedy for the breach of the warranty set forth in Section 9.1 shall be, at CBLI's option, either (i) re-performance of the Services; or (ii) a refund of amounts paid by RusCo for those portions of the Services attributable to the breach of the warranty.

9.2 Исправление нарушения гарантии. Единственным и исключительным исправлением нарушения гарантии, изложенной в Разделе 9.1, является, по выбору компании «КБЛИ»: (i) либо повторное оказание Услуг; (ii) либо выплата сумм, причитающихся со стороны компании «ИНКУРОН» за те части Услуг, которые связаны с нарушением гарантии.

9.3 Limitation of Liability. Each party's aggregate liability to the other on any claims of damages arising out of this Agreement shall be limited to direct damages and shall not exceed the amounts actually paid by RusCo to CBLI under the applicable Statement of Work, for the relevant Services. The parties agree that any claims under this Agreement must be brought within one (1) year of the completion of Services under a Statement of Work. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, EXEMPLARY, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM OR RELATED TO THIS AGREEMENT EVEN IF ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES.

9.3 Ограничение ответственности. Совокупная ответственность каждой из сторон перед другой стороной по любым требованиям о возмещении убытков, возникающим в результате настоящего Соглашения, ограничивается прямыми убытками и не превышает сумм, фактически уплаченных компанией «ИНКУРОН» компании «КБЛИ» по соответствующему Техническому заданию за соответствующие Услуги. Стороны подтверждают, что любые подобные требования по настоящему Соглашению должны быть поданы в течение одного (1) года с момента завершения Услуг согласно Техническому заданию. НИ ОДНА ИЗ СТОРОН НИ ПРИ КАКИХ ОБСТОЯТЕЛЬСТВАХ НЕ НЕСЕТ ОТВЕТСТВЕННОСТИ ЗА КОСВЕННЫЕ, ШТРАФНЫЕ, СЛУЧАЙНЫЕ, СПЕЦИАЛЬНЫЕ ИЛИ ПОСЛЕДУЮЩИЕ УБЫТКИ, ВОЗНИКАЮЩИЕ В РЕЗУЛЬТАТЕ НАСТОЯЩЕГО СОГЛАШЕНИЯ ИЛИ СВЯЗАННЫЕ С НАСТОЯЩИМ СОГЛАШЕНИЕМ, ДАЖЕ ЕСЛИ ОНА БЫЛА УВЕДОМЛЕНА О ВОЗМОЖНОСТИ ИЛИ ВЕРОЯТНОСТИ НАСТУПЛЕНИЯ ПОДОБНЫХ УБЫТКОВ.

10. NON-SOLICITATION. The parties acknowledge that each makes a substantial investment in the training and development of its employees with whom the other party may come in contact during the course of this Agreement. Each party agrees not to induce or attempt to induce directly or indirectly any employee, agent or subcontractor of the other party to terminate his or

10. ОТКАЗ ОТ НАЙМА. Стороны подтверждают, что каждая из них осуществляет существенные капиталовложения в подготовку и развитие своих сотрудников, с которыми может входить в контакт другая сторона в течение срока действия настоящего Соглашения. Каждая из сторон обязуется не склонять и не пытаться склонять, как прямо, так

her employment during the term of this Agreement and for one (1) year after termination of this Agreement without the prior express written consent of the other party.

11. CONFIDENTIAL INFORMATION; NON-DISCLOSURE.

11.1 Confidential Information. "Confidential Information" means, subject to the exceptions set forth in Section 11.3 below: (i) the business or technical information of a party or its affiliates that is disclosed, directly or indirectly, by one party (the "Disclosing Party") to the other (the "Receiving Party") with respect to this Agreement or any of the transactions and arrangements contemplated hereby and either (1) is labeled or designated by the Disclosing Party as "confidential" or "proprietary," (2) if disclosed orally, is identified as "confidential" or "proprietary" at the time of such disclosure to the Receiving Party and reduced to writing within thirty (30) days after such disclosure, or (3) is reasonably obvious as "confidential" or "proprietary" due to the nature of the information and the manner of disclosure; (ii) the terms and conditions, but not the general existence, of this Agreement; and (iii) any information specifically identified in this Agreement or a Statement of Work as being the Confidential Information of a party.

11.2 Protection. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Receiving Party shall, and shall ensure that its respective employees, officers and directors shall, keep completely confidential and not publish or otherwise disclose and not use for any purpose any Confidential Information furnished to it by the Disclosing Party or developed under or in connection with this Agreement.

11.3 Exceptions to Confidential

и косвенно, сотрудников, агентов или субподрядчиков другой стороны к прекращению его или ее трудоустройства в течение одного (1) года с момента прекращения действия настоящего Соглашения без предварительного прямо выраженного письменного согласия другой стороны.

11. КОНФИДЕНЦИАЛЬНАЯ ИНФОРМАЦИЯ; НЕРАЗГЛАШЕНИЕ КОНФИДЕНЦИАЛЬНОЙ ИНФОРМАЦИИ

11.1 Конфиденциальная информация. Под «Конфиденциальной информацией» понимается, с учетом исключений, изложенных в Разделе 11.3 настоящего Соглашения: (i) деловая или техническая информация одной из сторон или ее филиалов, прямо или косвенно раскрываемая одной из сторон («Раскрывающая сторона») другой стороне («Получающая сторона»), связанная с настоящим Соглашением либо сделками и договоренностями, предусмотренными настоящим Соглашением, и либо: (1) отмеченная или обозначенная Раскрывающей стороной как «конфиденциальная» или «служебная»; либо (2) в случае разглашения в устной форме – обозначенная как «конфиденциальная» или «служебная» в момент разглашения Получающей стороне и изложенная в письменной форме в течение тридцати (30) дней с момента разглашения; или (3) с объективной очевидностью являющаяся «конфиденциальной» или «служебной» по характеру информации и способу разглашения; (ii) сроки и условия, но не факт существования, настоящего Соглашения; и (iii) любая информация, специально указанная в настоящем Соглашении или в Техническом задании как Конфиденциальная информация одной из сторон.

11.2 Защита. За исключением тех объемов, на которые в настоящем Соглашении имеется прямое разрешение или которые иным образом согласованы в письменной форме, Получающая сторона обязана сохранять и обеспечивать сохранение ее сотрудниками, должностными лицами и директорами полной конфиденциальности, не публиковать и не разглашать иным образом, а также не использовать в каких бы то ни было целях любую Конфиденциальную информацию, предоставленную ей Раскрывающей стороной или разработанную в рамках настоящего Соглашения или в связи с ним.

11.3 Исключения из

Information. Confidential Information shall not include information that the Receiving Party can establish by competent proof: (i) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (iii) became generally available to the public or was otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement; (iv) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a third party who had no obligation to the Disclosing Party not to disclose such information to others; or (v) was independently developed by the Receiving Party without use of or reference to the Disclosing Party's Confidential Information.

Конфиденциальной информации. Понятие «Конфиденциальная информация» не включает информацию, в отношении которой Получающая сторона может убедительно доказать, что она: (i) уже была известна Получающей стороне иначе, чем по обязательству по сохранению конфиденциальности, в момент разглашения Раскрывающей стороной; (ii) находилась в открытом доступе или иным образом являлась общедоступной в момент разглашения Получающей стороне; (iii) стала общедоступной или находилась в открытом доступе после ее разглашения не в результате действия или бездействия Получающей стороны в нарушение настоящего Соглашения; (iv) была разглашена Получающей стороне иначе, чем по обязательству по сохранению конфиденциальности, третьей стороной, не имевшей обязательств перед Разглашающей стороной по неразглашению такой информации другим лицам; или (v) была самостоятельно разработана Получающей стороной без применения или ссылок на Конфиденциальную информацию Раскрывающей стороны.

11.4 Exceptions to Restrictions on Use and Disclosure. Each Receiving Party may use and disclose any Confidential Information obtained from the Disclosing Party: (i) to affiliates and third parties who have a reasonable need to know for the purposes of the Receiving Party exercising its rights and fulfilling its obligations under this Agreement under confidentiality provisions at least as stringent as those in this Agreement; (ii) to agents, advisors, investors and potential investors and acquirers under confidentiality provisions at least as stringent as those in this Agreement; or (iii) to the extent required to be disclosed in compliance with applicable laws or regulations or order by a court or other regulatory body having competent jurisdiction, provided that if the Receiving Party is required to make any such disclosure of the Disclosing Party's Confidential Information the Receiving Party will give reasonable advance notice to the Disclosing Party of such disclosure requirement and will cooperate with the Disclosing Party and use commercially reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed, including, but not limited to, obtaining an order protecting the information from public disclosure.

11.4 Исключения из ограничений по использованию и разглашению. Каждая из сторон вправе использовать и разглашать любую Конфиденциальную информацию, полученную от Разглашающей стороны: (i) филиалам и третьим лицам, имеющим в ней обоснованную необходимость в целях осуществления Получающей стороной своих прав и выполнения полномочий по настоящему Соглашению в соответствии с положениями о сохранении конфиденциальности, по степени строгости не ниже соответствующих положений настоящего Соглашения; (ii) агентам, советникам, инвесторам и потенциальным инвесторам, а также приобретателям в соответствии с положениями о сохранении конфиденциальности, по степени строгости не ниже соответствующих положений настоящего Соглашения; (iii) в объеме, необходимом к раскрытию в соответствии с применимыми законами, правилами или распоряжениями суда или иного регулятивного органа, обладающего компетентной юрисдикцией, при условии, что если Получающая сторона обязана осуществить такое разглашение Конфиденциальной информации Разглашающей стороны, то Получающая сторона направит Разглашающей стороне заблаговременное уведомление о таком требовании о разглашении, а также будет оказывать Разглашающей стороне содействие и

принимать обоснованные с коммерческой точки зрения меры по обеспечению конфиденциального обращения с Конфиденциальной информацией, требуемой к разглашению, включая получение распоряжения, защищающего данную информацию от предания широкой огласке.

11.5 Survival. The parties' confidentiality obligations shall survive expiration or termination of this Agreement for any reason.

11.5 Сохранение действия. Обязательства сторон по сохранению конфиденциальности продолжают действовать после окончания срока действия или расторжения настоящего Соглашения, независимо от причин.

12. INDEMNIFICATION. Each party (the "Indemnifying Party") shall defend, indemnify and hold harmless the other party (the "Indemnified Party") against any loss, liability, damage or expense incurred by the Indemnified Party as a result of claims, actions or proceedings brought by any third party arising from the Indemnifying Party's failure to perform its obligations under this Agreement. The Indemnified Party shall promptly notify the Indemnifying Party if any such claim is brought. The Indemnifying Party shall indemnify the Indemnified Party against its reasonable attorneys' fees and any money damages or costs awarded in respect of any such claim(s) and any suit raising any such claim(s). The Indemnified Party agrees to cooperate with said defense by complying with the Indemnifying Party's reasonable instructions and requests to the Indemnified Party in connection with said defense.

12. ОСВОБОЖДЕНИЕ ОТ ОТВЕТСТВЕННОСТИ. Каждая из сторон («Освобождающая сторона») освобождает другую сторону («Освобождаемая сторона») от ответственности за любые убытки, ответственность, ущерб или расходы, понесенные Освобождаемой стороной в результате требований, исков или судебных разбирательств, инициируемых третьими лицами вследствие невыполнения Освобождающей стороной своих обязательств по настоящему Соглашению. Освобождаемая сторона обязана незамедлительно уведомить Освобождающую сторону о любых случаях предъявления подобных требований. Освобождающая сторона освобождает Освобождаемую сторону от ответственности по ее обоснованным расходам на адвокатов и любым денежным убыткам или расходам, назначенным в отношении такого требования (требований) и любых судебных процессов, возбужденных в результате такого требования (требований).

13. SUBCONTRACTING. CBLI may subcontract all or a portion of the Services to a subcontractor. However, CBLI shall remain responsible for performance of the Services under this Agreement.

13. СУБПОДРЯД. Компания «КБЛИ» вправе полностью или частично передавать в порядке субподряда Услуги субподрядчикам. Вместе с тем, компания «КБЛИ» сохраняет ответственность за оказание Услуг по настоящему Соглашению.

14. MISCELLANEOUS.

14. ПРОЧИЕ ПОЛОЖЕНИЯ

14.1 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties, their successors and permitted assigns. Except as expressly provided in this Agreement or a Statement of Work, neither party may assign any or all of his rights or delegate any or all of his or its duties under this Agreement to any third party without the prior written consent of the other party hereto.

14.1 Наследники и правопреемники. Настоящее Соглашение является обязательным и имеет юридическую силу в интересах сторон, их наследников и уполномоченных правопреемников. За исключением случаев, в прямой форме предусмотренных настоящим Соглашением или Техническим заданием, ни одна из сторон не вправе переуступать любые или все свои права или передавать любые или

все свои обязанности без предварительного письменного согласия другой стороны по настоящему Соглашению.

14.2 Notices. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail or overnight delivery service, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed to the party's principal address.

14.2 Уведомления. Все уведомления и другие сообщения, необходимые или разрешенные в силу настоящего Соглашения, вступают в силу в момент получения, должны быть оформлены в письменном виде и доставлены лично, посредством телекопирования, по электронной почте или через службу срочной курьерской доставки; в этом случае они могут быть направлены в виде заказного почтового отправления с уведомлением о вручении и с предоплатой, направленного по основному адресу соответствующей стороны.

14.3 Entire Agreement. This Agreement, together with the other agreements referred to herein, embodies the entire agreement among the parties in relation to its subject matter, and supersedes in their entirety all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written among the parties.

14.3 Полнота соглашения. Настоящее Соглашение вместе о прочими указанными в нем соглашениями образует полное соглашение между сторонами в отношении его предмета и заменяет во всей своей полноте все предыдущие договоры, соглашения, договоренности, сообщения, обсуждения, ручательства и гарантии между сторонами, как устные, так и письменные.

14.4 Severability. Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, all such provisions shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intent of the parties hereto to the extent permissible under law.

14.4 Частичная недействительность. Каждый раздел, подраздел и более мелкий пункт настоящего Соглашения представляет собой отдельное четкое обязательство, ручательство и/или положение настоящего Соглашения. В случае, если какие-либо из положений настоящего Соглашения будут окончательно признаны незаконными, все такие положения считаются отделенными от настоящего Соглашения, однако каждое из остальных положений настоящего Соглашения сохраняет полную юридическую силу, а вместо любого положения, признанного незаконным, применяется новое положение аналогичного содержания, отражающее изначальные намерения сторон в объеме, максимально допустимом действующим законодательством.

14.5 Waivers and Amendments. This Agreement may be amended or modified in whole or in part only by a writing which makes reference to this Agreement executed by the parties. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Agreement or any other agreement provided for herein shall not be

14.5 Отказы от прав и изменения. Настоящее Соглашение может полностью или частично подвергаться изменениям и модификациям исключительно в силу письменного документа, оформленного сторонами и содержащего ссылку на настоящее Соглашение. Любая из сторон может отказаться от выполнения своих обязательств по настоящему Соглашению (как в целом, так и в отдельных случаях, а также как с обратной силой, так и перспективно) только с письменного согласия стороны, от которой

construed as, or constitute, a continuing waiver of such provision, or a waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreement provided for herein.

якобы поступил такой отказ; однако при этом отказ любой из сторон от прав в связи с нарушением, невыполнением или несоблюдением каких-либо положений настоящего Соглашения или другого соглашения, предусмотренного настоящим Соглашением, не считается и не является постоянным отказом от прав по такому положению или отказом от прав в связи с любым другим нарушением, невыполнением или несоблюдением любого другого положения настоящего Соглашения или другого соглашения, предусмотренного настоящим Соглашением.

14.6 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Ohio and the United States of America, without regard to conflicts of law principles.

14.6 Регулирующее законодательство. Настоящее Соглашение во всех отношениях регулируется и толкуется в соответствии с действующим законодательством штата Огайо и Соединенных Штатов Америки, без применения принципов коллизионного права.

14.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

[signature page follows]

14.8 14.7 Экземпляры. Настоящее Соглашение может быть оформлено в любом количестве экземпляров, каждый из которых считается оригиналом, но при этом все они вместе представляют собой один и тот же документ.

[страница с подписями далее]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

В СВИДЕТЕЛЬСТВО ЧЕГО стороны оформили настоящее Соглашение в Дату вступления в силу.

CLEVELAND BIOLABS, INC.

By:

Name: Jack Marhofer
Title: CFO
Date: 7/23/10

Cleveland BioLabs, Inc. Corp. Seal STATE OF DELAWARE

КЛИВЛЕНД БИОЛАБС, ИНК.

Подписал:

Имя: Джек Мархофер
Должность: Финансовый Директор
Дата:

[RusCo]

By:

Name: Andrei Leonov
Title: CEO
Date:

[ИНКУРОН]

Подписал:

Имя: Андрей Леонов
Должность: Генеральный Директор
Дата:

Общество с ограниченной ответственностью "Инкурон" LLC "Incuron" ОГРН 1107746023550 * МОСКВА *